RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Amended and Restated Supplement to the Prospectus (Class A, C, K, Y shares),

dated May 1, 2014

RS Tax-Exempt Fund

Effective August 1, 2014, the section titled “Management of the Fund — Investment Team” in the RS Tax-Exempt Fund Summary (on page 80) is amended and restated in its entirety as follows:

Alexander M. Grant Jr., co-portfolio manager, has managed the Fund since 1993. Douglas J. Gaylor, co-portfolio manager, has managed the Fund since August 2014.

RS High Income Municipal Bond Fund

Effective August 1, 2014, the section titled “Management of the Fund — Investment Team” of the RS High Income Municipal Bond Fund Summary (on page 84) is amended and restated in its entirety as follows:

Alexander M. Grant Jr., co-portfolio manager, has managed the Fund since its inception. Douglas J. Gaylor, co-portfolio manager, has managed the Fund since August 2014.

RS Global Natural Resources Fund

Effective June 1, 2014, the section titled “Management of the Fund” in the Global Natural Resources Fund Summary (on page 21) is amended and restated in its entirety as follows:

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC (“RS Investments”)

Investment Sub-Adviser

SailingStone Capital Partners LLC (“SailingStone”)

Investment Team

RS Global Natural Resources Fund is team-managed by investment personnel at SailingStone. The members of the team that are primarily responsible for the day-to-day management of the Fund are MacKenzie B. Davis, CFA, a member of the Fund’s investment team since 2005, and Kenneth L. Settles Jr., CFA, a member of the Fund’s investment team since 2007.

Management of the Funds

Effective June 1, 2014, the following information is added to the section of the Prospectus titled “Management of the Funds” (on page 109):

SailingStone Capital Partners LLC (“SailingStone”) serves as investment sub-adviser for RS Global Natural Resources Fund. SailingStone is responsible for the day-to-day investment management of the Fund, which includes buying and selling securities, choosing broker-dealers (including brokerdealers that may be affiliated with SailingStone), and negotiating commissions. SailingStone has provided investment advisory services since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 1, 2014. The managing member of SailingStone is SailingStone GP LP (“SailingStone GP”), a Delaware limited partnership, of which SailingStone Holdings LLC (“SailingStone Holdings”), a Delaware limited liability company, is the general partner. The principal business address of SailingStone, SailingStone GP, and SailingStone Holdings is One California Street, Suite 3050, San Francisco, CA 94111.

Investment Team Biographical Information

Effective August 1, 2014, the following information is added to the section of the Funds’ Prospectus titled “Investment Team Biographical Information” (on page 110):

Douglas J. Gaylor

Douglas J. Gaylor has been a co-portfolio manager of RS Tax-Exempt Fund and RS High Income Municipal Bond Fund since 2014. Douglas is a managing director and the co-head of tax-exempt securities at Guardian Life. Prior to joining Guardian Life in 2014, Douglas spent five years at Principal Global Investors, where he was director of municipal asset management. He also spent 14 years at The Dreyfus Corporation, where he ultimately served as lead portfolio manager of municipals. Previously, he was a municipal bond analyst, trader, and portfolio manager at PNC Bank-BlackRock and Wilmington Trust. He has more than 30 years of investment experience. Douglas holds a B.S. in financial administration from State University of New York at Brockport and an M.B.A. in financial planning and control from the State University of New York at Buffalo.

Effective June 1, 2014, the biographical information for Messrs. Davis and Settles under the section of the Prospectus titled “Investment Team Biographical Information” is amended and restated in its entirety as follows:

MacKenzie B. Davis, CFA**

MacKenzie B. Davis has been responsible for the day-to-day management of RS Global Natural Resources Fund since 2005**; he also co-manages separate accounts. MacKenzie has been a principal of SailingStone since the commencement of its operations in 2014. Prior to forming SailingStone, Mackenzie was a member of the Hard Assets Team at RS Investments since 2004. Prior to joining RS Investments in 2004, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

Kenneth L. Settles Jr., CFA**

Kenneth L. Settles has been responsible for the day-to-day management of RS Global Natural Resources Fund since 2007**. Ken has been a principal of SailingStone since the commencement of its operations in 2014. Prior to forming SailingStone, Ken was a member of the Hard Assets Team at RS Investments since 2006. Prior to joining RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc. where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

**	Includes service as a member of the Fund’s investment team at RS Investments.

Types of Shares Available

Class A Shares

Effective June 1, 2014, the third paragraph of the sub-section titled “Class A Shares” under the section of the Prospectus titled “Types of Shares Available” (on page 116) is amended and restated in its entirety as follows:

Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, Guardian Life, their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RSFD;

•	members, officers, and employees of SailingStone;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement platforms and/or IRA platforms that have an agreement with RSFD to offer shares at NAV;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department, that has an agreement with RSFD to offer shares at NAV,

•	exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency,

•	custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers whose clients are investing via fee-based “wrap account” programs; and

•	accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006.

Class Y Shares

Effective June 1, 2014, the first paragraph of the sub-section titled “Class Y Shares” under the section of the Prospectus titled “Types of Shares Available” (on page 117) is amended and restated in its entirety as follows:

Class Y shares are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $25 million, that either were introduced to the Fund by a financial intermediary that is authorized to sell Class Y shares (including institutional investors purchasing shares through certain fee-based advisory wrap programs), or were not introduced to the Fund by a financial intermediary; (2) officers, directors, and employees of RS Investments and its affiliates and their family members, members, officers, and employees of SailingStone and their family members, and current and former Trustees of the Trust and their family members; or (3) investors purchasing shares in the Fund through a fee-based advisory wrap program that is authorized to sell Class Y shares.

July 31, 2014

REG14Q28

R14-1346